Exhibit 99.2

Company Overview

Excel Trust, Inc. is a retail focused REIT that targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL” .

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128	Stockton, CA
Tel: 858-613-1800
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s annual report on Form 10-K for the year ended 2010 with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel

Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on Form 10-Q. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Samir Khanal	(415) 576-2696

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Robert LaQuaglia	(617) 603-4263

Summary Financial and Portfolio Data

For the Quarter Ended March 31, 2011

(In thousands, except per share and leasing data)

Portfolio Summary
Gross Leaseable Square Feet (GLA)	2,701,375
Percent Leased	94.2%
Annualized Base Rent (1)	$36,857
Number of leases signed or renewed	21
Leases signed or renewed (in square feet)	122,233

Financial Results (Quarter ended March 31, 2011)
Net loss available to the common stockholders and controlling interest of the Predecessor	$(632)
Net loss per diluted share	$(0.04)
Funds from operations (FFO)	$3,404
FFO per diluted share	$0.17
Adjusted funds from operations (AFFO)	$3,825
AFFO per diluted share	$0.19

Assets
Gross undepreciated real estate	$406,395
Gross undepreciated assets	$480,618
Total liabilities to gross undepreciated assets	45.6%
Debt to gross undepreciated assets	39.4%

Capitalization
Common shares outstanding	16,577
OP units outstanding	1,405

Total common shares and OP units	17,982
Closing price at quarter end	$11.79
Equity capitalization at March 31, 2011	$212,011
Preferred stock (at liquidation preference of $25.00 per share)	50,000
Total debt(2)	$189,551

Total capitalization	$451,562

Debt/total capitalization	42.0%

Common Stock Data
Range of closing prices for the quarter	$11.35-13.21
Weighted average common shares outstanding - diluted (net loss)	15,513
Weighted average common shares outstanding - diluted (FFO and AFFO)	20,040
Shares of common stock outstanding on March 31, 2011	16,577

(1)	Annualized Base Rent excludes rental revenue from non-stabilized development properties
(2)	Excludes debt discount

EXCEL TRUST, INC.

CONDENSED AND CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2011	December 31, 2010
	(Unaudited)
ASSETS:

Property:
Land	$164,712	$153,601
Buildings	191,931	178,374
Site improvements	19,231	18,832
Tenant improvements	19,720	18,242
Construction in progress	10,801	4,423
Less accumulated depreciation	(10,529)	(8,360)

Property, net	395,866	365,112
Cash and cash equivalents	3,955	6,525
Restricted cash	4,393	5,870
Tenant receivables, net	1,860	1,945
Lease intangibles, net	53,791	53,024
Mortgage loan receivable	2,000	2,000
Deferred rent receivable	1,498	1,148
Other assets	6,726	5,464

Total assets	$470,089	$441,088

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$150,957	$137,043
Notes payable	37,835	85,384
Accounts payable and other liabilities	20,190	12,944
Lease intangibles, net	7,222	7,150
Dividends/distributions payable	3,037	1,957

Total liabilities	219,241	244,478

Commitments and contingencies
Equity:
Stockholders’ equity
Preferred stock, 50,000,000 shares authorized; 7.0% Series A cumulative perpetual preferred stock, $50,000,000 liquidation preference ($25.00 per share), 2,000,000 and 0 shares issued and outstanding	47,628	—
Common stock, $.01 par value, 200,000,000 shares authorized; 16,576,831 and 15,663,331 shares issued and outstanding	165	156
Additional paid-in capital	188,972	191,453
Cumulative distributions in excess of net income	(3,754)	(3,725)

	233,011	187,884
Accumulated other comprehensive loss	(162)	(373)

Total stockholders’ equity	232,849	187,511
Non-controlling interests	17,999	9,099

Total equity	250,848	196,610

Total liabilities and equity	$470,089	$441,088

The notes in the Form 10-Q are an integral part of these condensed and consolidated financial statements.

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	The Company	The Predecessor
	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Revenues:
Rental revenue	$9,210	$1,138
Tenant recoveries	1,899	82
Other income	104	—

Property, net	11,213	1,220

Expenses:
Maintenance and repairs	639	77
Real estate taxes	1,135	103
Management fees	124	32
Other operating expenses	768	75
General and administrative	2,650	6
Depreciation and amortization	4,369	460

Total expenses	9,685	753

Net operating income	1,528	467
Interest expense	(2,565)	(361)
Interest income	40	—
Gain on acquisition of real estate	937	—

Net (loss) income	(60)	106
Non-controlling interest	(31)	94

Net (loss) income attributable to Excel Trust, Inc. and Excel Trust, Inc.
Predecessor	(29)	12
Preferred stock dividends	(603)	—

Net (loss) income available to the common stockholders and controlling interest of the Predecessor	$(632)	$12

Basic and diluted loss per share	(0.04)

Weighted-average common shares outstanding - basic and diluted	15,513

Dividends declared per common share	0.14

The notes in the Form 10-Q are an integral part of these condensed consolidated and combined financial statements.

Reconciliation of Certain Non-GAAP Financial Measures

For the Quarter Ended March 31, 2011

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income for the three months ended March 31, 2011 and 2010 is as follows:

	The Company	The Predecessor
	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Net (loss) income available to the common stockholders and controlling interest of the Predecessor	$(632)	$12

Add:
Non-controlling interests in operating partnership	1	—
Preferred stock dividends(2)	603	—
Depreciation and amortization	4,369	460
Deduct:
Gain on acquisition of real estate	(937)	—

Funds from operations	$3,404	$472

Adjustments:
Transaction costs	106	—
Deferred financing costs	234	17
Stock-based and other non-cash compensation expense	451	—
Straight-line effects of lease revenue	(371)	(63)
Amortization of above and below market leases	43	(22)
Non-incremental capital expenditures	(42)	—

Adjusted funds from operations	$3,825	$404

Weighted average common shares outstanding - diluted (net loss)	15,513
Add(3):
OP units	819
Restricted common stock	232
Contingent consideration related to business combinations	143
Common stock issuable upon conversion of preferred stock	3,333

Weighted average common shares outstanding - diluted (FFO and AFFO)	20,040

Funds from operations per share (diluted)	$0.17
Adjusted funds from operations per share (diluted)	$0.19

(1)	FFO and AFFO are described on the Definitions page.
(2)	Includes the add back of dividends paid on the Series A Preferred Stock due to an assumed conversion based on the “if converted” method.
(3)	The three months ended March 31, 2011 includes 819,000 OP units, 232,000 shares of restricted common stock and 143,000 shares of common stock contingently issuable pursuant to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. In addition, includes 3,333,000 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.

Debt Summary

For the Quarter Ended March 31, 2011

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)(2)	$141,251	75%
Variable Rate Debt	48,300	25%
Total Debt(1)	$189,551	100%
Debt(1)/Gross Undepreciated Assets	39.4%
		% Total Debt
Secured Debt(1)	$151,716	80%
Unsecured Debt	37,835	20%
Total Debt	$189,551	100%

Maturities by Year-Secured	Amount	% Total Debt		Maturities by Year-Unsecured	Amount	% Total Debt
2011	$4,812	2.5%		2011	$—
2012	1,898	1.0%		2012	1,536	0.8%
2013	77,444	40.9%		2013	36,300	19.2%
2014	28,726	15.2%		2014	—
2015	852	0.4%		2015	—
Thereafter	37,984	20.0%		Thereafter	—
Total	$151,716	80.0%		Total	$37,836	20.0%

Property-Secured	Amount	Interest Rate	Maturity
Mariner’s Point	$3,465	7.10%	2011
Park West Place	55,800	3.91%	2013
Five Forks Place	5,198	5.50%	2013
Grant Creek Town Center	15,944	5.75%	2013
Edwards Theatres	12,418	6.74%	2014
Merchant Central	4,625	5.94%	2014
Excel Centre	12,708	6.08%	2014
5000 South Hulen	14,034	5.60%	2017
Rite Aid-Vestavia Hills	1,452	7.25%	2018
Lowe’s	14,072	7.20%	2031
Northside Plaza(3)	12,000	0.36%	2035
Total	151,716	4.9%
Less: debt discount	(759)

Mortgage payable, net	$150,957

(1)	Excludes debt discount of $759 on mortgages payable.
(2)	As of March 31, 2011, the Company had a note payable from a consolidated joint venture to the Company’s partner in the amount of $1,536. The note bears interest at 6% and is due the earlier of May 1, 2012 or when Publix and Hobby Lobby, two new tenants in the property owned by the joint venture, commence their lease and are opened for business.
(3)	On July 8, 2010, Excel Trust entered into an unsecured revolving credit facility (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility of up to $125,000. Excel Trust has the ability to increase the size of the revolving credit facility by up to an additional $275,000 to a total of $400M, subject to receipt of lender commitments and other conditions precedent. The maturity date is July 7, 2013 and can be extended for one year at the Excel Trust’s option. The revolving credit facility bears interest at the rate of LIBOR plus a margin of 275 basis points to 375 basis points, depending on the Excel Trust’s leverage ratio, provided that in no event shall LIBOR be deemed to be less than 1.50%. Excel Trust will also pay a 0.45% fee for any unused portion of the revolving credit facility. Borrowings from the credit facility were $36,300 on March 31, 2011. The interest rate on March 31, 2011 was 4.25%.
(3)	The Northside Plaza debt represents redevelopment revenue bonds to be used for the redevelopment of this property. The bonds are priced off the SIFMA index and reset weekly. The rate as of March 31, 2011 was 0.36%. The bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.

Acquisitions & Developments

For the Quarter Ended March 31, 2011

(Dollars in thousands)

Acquisition Property Name	City	State	Date	Initial Cost Basis ($ in 000’s)	Total GLA (1)	Leased	Major Tenants
Edwards Theatres	San Diego (San Marcos)	CA	1999	$25,781	100,551	100%	Edwards Theatres, subsidiary Regal Cinemas (NYSE:RGC)
Rite Aid- Vestavia Hills (1)	Birmingham (Vestavia Hills)	AL	2002	$1,467	11,180	100%	Rite Aid
Total				$27,248	111,731	100%
Development Property Name	City	State	Land Value	Improvements	Total Carrying Amount (2)		Major Tenants
Red Rock Commons	St. George	UT	$10,823	$2,650	$13,473		Dick’s, PetSmart
Plaza at Rockwall - Phase II	Rockwall	TX	$5,300	$4,188	$9,488		HomeGoods, Jo-Ann
Northside Plaza	Dothan	AL	$6,477	$4,377	$10,854		Publix, Hoby Lobby, Books-A-Million
Total			$22,600	$11,215	$33,815

(1)	Rite Aid is an outparcel to Vestavia Hills City Center. The purchase of Rite Aid was completed this quarter.
(2)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s quarterly report do not.

Portfolio Summary

For the Quarter Ended March 31, 2011

(Dollars in thousands)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Initial Cost Basis ($ in 000’s)	Price Sq. Ft.	% Leased	Major Tenants
Excel Centre	San Diego	CA	1999	82,157	**	$23,700	$288	96%	Kaiser Permanente, Swinerton, Excel Trust, UBS
Newport Towne Center	Newport	TN	2006	60,100	**	$6,500	$108	95%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Five Forks Place	Simpsonville	SC	2002	61,191	**	$7,800	$127	97%	Publix
5000 South Hulen	Fort Worth	TX	2005	86,838	5/12/2010	$21,900	$252	92%	Barnes and Noble, Old Navy
Jewel-Osco	Morris	IL	1999	51,762	5/14/2010	$8,200	$158	100%	Jewel-Osco (subsidiary of SuperValu)
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$3,500	$256	100%	Walgreens
Walgreens	Corbin (South)	KY	2009	13,650	5/24/2010	$4,200	$308	100%	Walgreens
Walgreens	Barbourville	KY	2008	13,650	5/24/2010	$4,200	$308	100%	Walgreens
Shop ‘n Save (SuperValu)	Ballwin	MO	2007	53,411	5/28/2010	$8,500	$159	100%	Shop ‘n Save (subsidiary of SuperValu)
Walgreens	Beckley	WV	2008	14,820	6/17/2010	$7,200	$486	100%	Walgreens
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$17,600	$103	100%	Lowe’s
Plaza at Rockwall - Phase I(3)	Rockwall	TX	2007	328,725	6/29/2010	$35,500	$108	100%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$6,100	$136	96%	Dollar Tree, Super Wal-Mart (non-owned)
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$6,600	$146	96%	Shoe Show, Super Wal-Mart (non-owned)
Grant Creek Town Center	Missoula	MT	1998	164,166	8/27/2010	$21,300	$130	93%	Ross, TJ Maxx and REI
Vestavia Hills City Center(4)	Birmingham (Vestavia Hills)	AL	2002	389,985	8/30/2010	$34,867	$89	76%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
Brandywine Crossing	Brandywine (Washington Metro)	MD	2009	198,330	10/1/2010	$44,500	$224	97%	Safeway, Marshalls, Jo-Ann, Target (non-owned) Costco (non-owned)
Rosewick Crossing	La Plata (Washington Metro)	MD	2008	116,095	10/1/2010	$24,900	$214	85%	Giant Food, Lowe’s (non-owned)
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$12,600	$160	94%	Publix, McDonalds (non-owned)
Walgreens	Princeton	WV	2008	14,550	10/28/2010	$4,100	$282	100%	Walgreens
Park West Place	Stockton	CA	2005	597,787	12/14/2010	$92,500	$155	99%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$25,781	$256	100%	Edwards Theatres, subsidiary Regal Cinemas (NYSE:RGC)

Total				2,701,375		$422,048	$156	94%

Properties for Development	City	State			Acquisition Date	Total Carrying Amount (5)			Signed Leases - Major Tenants
Red Rock Commons	St. George	UT			**	$13,473			Dick’s, PetSmart
Plaza at Rockwall - Phase II	Rockwall	TX			6/29/2010	$9,488			HomeGoods, Jo-Ann
Northside Plaza	Dothan	AL			11/15/2010	$10,854			Publix, Hobby Lobby, Books-A-Million

	Total					$33,815

	Total Portfolio					$455,863

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by us at the property.
(3)	New leasable square footage is 328,725 (previously 332,989) resulting from a tenant improvement.
(4)	New leasable square footage is 389,985 (previously 378,805) due to the addition of Rite Aid this quarter.
(5)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s quarterly report do not.

Major Tenants By GLA

For the Quarter Ended March 31, 2011

Total GLA			2,701,375
	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	12.1%
2	Publix	3	154,151	5.7%
3	SuperValu	2	105,173	3.9%
4	JC Penney	1	103,256	3.8%
5	Edwards Theatres	1	100,551	3.7%
6	Kohl’s	1	88,248	3.3%
7	Belk	1	75,524	2.8%
8	Walgreens	5	70,320	2.6%
9	Giant Food	1	61,932	2.3%
10	Jo-Ann	2	60,619	2.2%
	Total Top 10 GLA	19	1,145,637	42.4%

Major Tenants By Rent

Annualized Base Rent (1)					$ 36,856,686
	Tenants	# Stores	Square Feet	Rent Per Sq Ft	ABR	% ABR
1	Lowe’s	2	325,863	$6.74	$2,195,000	6.0%
2	Edwards Theatres	1	100,551	$21.72	$2,184,131	5.9%
3	Walgreens	5	70,320	$26.34	$1,852,100	5.0%
4	Publix	3	154,151	$10.98	$1,692,036	4.6%
5	SuperValu	2	105,173	$13.13	$1,381,170	3.7%
6	Kaiser Permanente	1	30,052	$41.92	$1,259,634	3.4%
7	Jo-Ann	2	60,619	$13.52	$819,685	2.2%
8	Dick’s Sporting Goods	1	50,000	$16.30	$815,186	2.2%
9	Rave Motion Pictures	1	42,287	$18.11	$765,835	2.1%
10	Giant Food	1	61,932	$12.28	$760,752	2.1%
	Total Top 10 Annualized Rent	19	1,000,948	$13.01	$13,020,970	37.2%

(1)	Annualized Base Rent is described on the Definitions page.

Lease Expiration Schedule

For the Quarter Ended March 31, 2011

Total GLA	2,701,375
Total GLA Leased	2,543,937

% Leased	94.2%

Retail GLA(1)	2,619,218
Retail GLA Leased	2,464,767

% Leased	94.1%

		% of Leased Retail GLA
Retail Anchor GLA(2)	1,798,283	73%
Retail Inline GLA(2)	666,484	27%

Retail GLA Leased	2,464,767	100%

Year	Anchor GLA Expiring	% of Leased GLA	Anchor Rent Per SF	Inline GLA Expiring	% of Leased GLA	Inline Rent Per Sq Ft	Total Retail GLA Expiring	% of Leased GLA	Average Rent Per SF
2011	46,500	1.9%	$7.33	90,699	3.7%	$14.23	137,199	5.6%	$11.90
2012	38,000	1.5%	$12.37	54,062	2.2%	$18.54	92,062	3.7%	$15.99
2013	40,072	1.6%	$12.63	87,428	3.5%	$19.75	127,500	5.2%	$17.51
2014	10,011	0.4%	$11.00	106,824	4.3%	$19.12	116,835	4.7%	$18.42
2015	154,678	6.3%	$12.91	122,460	5.0%	$21.46	277,138	11.2%	$16.69
Beyond 2015	1,509,022	61.2%	$10.91	205,011	8.3%	$26.91	1,714,033	69.5%	$12.82

Total	1,798,283	73.0%	$11.06	666,484	27.0%	$21.32	2,464,767	100.0%	$13.83

(1)	Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.
(2)	Anchor Tenants and Inline Tenants are described on the Definitions page.

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting or adding straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more and belongs to a national or regional chain of stores.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the contractual rental rate (excluding reimbursements and percentage rent) during the final month of a reporting period.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.